Second Quarter 2026 Financial Supplement July 21, 2026

Important Notices This presentation is issued by Annaly Capital Management, Inc. ("Annaly" or the “Company”), an internally-managed, publicly traded company that has elected to be taxed as a real estate investment trust for federal income tax purposes, and is being furnished in connection with Annaly’s Second Quarter 2026 earnings release. This presentation is provided for investors in Annaly for informational purposes only and is not an offer to sell, or a solicitation of an offer to buy, any security or instrument. Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act. These statements are based on management’s beliefs and expectations, speak only as of the date on which they were made, and are subject to significant risks and uncertainties. Actual results could differ materially from those set forth in forward- looking statements. Factors that could cause actual results to differ from those contained in the forward-looking statements can be found in our most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q. Annaly undertakes no obligation to update or revise any forward-looking statements. We use our website and LinkedIn account as additional channels for distributing material company information, along with our press releases, SEC filings and public conference calls and webcasts. 2

Financial Snapshot 3 Unaudited, dollars in thousands except per share amounts ___________________ * Represents a non-GAAP financial measure. Detailed endnotes are included within the Appendix at the end of this presentation. For the quarters ended 6/30/2026 3/31/2026 Income Statement GAAP net income (loss) per average common share $1.06 $0.33 Earnings available for distribution per average common share * $0.79 $0.76 Annualized GAAP return (loss) on average equity (1) 19.88% 7.15% Annualized EAD return on average equity* 15.12% 14.58% Balance Sheet Book value per common share $20.15 $19.82 GAAP leverage at period-end (2) 7.4x 7.3x Economic leverage at period-end *(2) 5.6x 5.7x GAAP capital ratio at period-end (3) 11.8% 11.8% Economic capital ratio at period-end *(3) 14.9% 14.7% Portfolio Securities $89,515,485 $88,473,681 Loans, net 7,280,979 7,230,876 Mortgage servicing rights 4,089,485 4,115,999 Interests in MSR 106,775 27,212 Assets transferred or pledged to securitization vehicles 38,256,690 34,207,738 Total investment portfolio $139,249,414 $134,055,506 GAAP Key Statistics Net interest margin (4) 1.47% 1.41% Average yield on interest earning assets (5) 5.44% 5.36% Average GAAP cost of interest bearing liabilities (6) 4.28% 4.29% Net interest spread 1.16% 1.07% Non-GAAP Key Statistics Net interest margin (excluding PAA) *(4) 1.76% 1.71% Average yield on interest earning assets (excluding PAA) *(5) 5.46% 5.35% Average economic cost of interest bearing liabilities *(6) 3.96% 3.93% Net interest spread (excluding PAA) * 1.50% 1.42% Efficiency Operating expenses to earnings available for distribution * 9.27% 8.91% Annualized operating expenses as a % of average total assets 0.16% 0.15% Annualized operating expenses as a % of average total equity 1.40% 1.29%

Portfolio Data 4 Unaudited, dollars in thousands For the quarters ended 6/30/2026 3/31/2026 12/31/2025 9/30/2025 6/30/2025 Portfolio-Related Data Agency mortgage-backed securities $87,768,578 $86,380,653 $89,628,654 $83,317,819 $71,756,638 Residential credit risk transfer securities 46,872 110,646 213,800 330,647 414,047 Non-agency mortgage-backed securities 1,565,016 1,588,026 1,445,176 1,414,259 1,329,941 Commercial mortgage-backed securities 135,019 394,356 — — — Total securities $89,515,485 $88,473,681 $91,287,630 $85,062,725 $73,500,626 Residential mortgage loans $7,280,979 $7,230,876 $5,020,784 $4,008,299 $3,722,272 Total loans, net $7,280,979 $7,230,876 $5,020,784 $4,008,299 $3,722,272 Mortgage servicing rights $4,089,485 $4,115,999 $3,645,865 $3,476,181 $3,281,190 Interests in MSR $106,775 $27,212 $28,626 $35,833 $— Residential mortgage loans transferred or pledged to securitization vehicles $38,256,690 $34,207,738 $32,067,433 $29,512,309 $27,021,790 Assets transferred or pledged to securitization vehicles $38,256,690 $34,207,738 $32,067,433 $29,512,309 $27,021,790 Total investment portfolio $139,249,414 $134,055,506 $132,050,338 $122,095,347 $107,525,878 Total assets $143,741,176 $138,537,591 $135,609,838 $125,861,572 $112,141,892 Period-end TBA contract balances, implied market value $7,216,874 $5,845,420 $3,257,086 $3,991,915 $7,783,931 Average TBA contract balances, implied market value $6,083,998 $5,426,013 $2,186,109 $6,374,052 $6,213,317

Financing & Capital Data 5 For the quarters ended 6/30/2026 3/31/2026 12/31/2025 9/30/2025 6/30/2025 Financing Data Repurchase agreements $86,895,874 $85,068,102 $81,865,723 $75,118,963 $66,541,378 Other secured financing 1,125,000 1,125,000 1,075,000 1,025,000 1,025,000 Debt issued by securitization vehicles 34,366,098 30,719,417 28,918,753 26,601,790 24,107,249 Participations issued 2,553,709 2,484,018 1,932,655 1,831,657 1,556,900 U.S. Treasury securities sold, not yet purchased — — 2,396,724 2,442,570 2,528,167 Total debt $124,940,681 $119,396,537 $116,188,855 $107,019,980 $95,758,694 Total liabilities $126,762,800 $122,211,780 $119,449,927 $110,864,993 $98,667,529 Cumulative redeemable preferred stock $1,802,480 $1,802,480 $1,802,480 $1,802,480 $1,536,569 Common equity (1) 15,122,896 14,471,629 14,288,292 13,108,417 11,844,730 Total Annaly stockholders' equity 16,925,376 16,274,109 16,090,772 14,910,897 13,381,299 Non-controlling interests 53,000 51,702 69,139 85,682 93,064 Total equity $16,978,376 $16,325,811 $16,159,911 $14,996,579 $13,474,363 Key Capital and Hedging Metrics Weighted average days to maturity of repurchase agreements 33 36 35 49 49 Weighted average rate on repurchase agreements, for the quarter (2)(3) 3.84% 3.90% 4.20% 4.50% 4.53% Weighted average rate on repurchase agreements, at period-end (3) 3.85% 3.87% 4.02% 4.36% 4.57% GAAP leverage at period-end 7.4x 7.3x 7.2x 7.1x 7.1x Economic leverage at period-end * 5.6x 5.7x 5.6x 5.7x 5.8x GAAP capital ratio at period-end 11.8% 11.8% 11.9% 11.9% 12.0% Economic capital ratio at period-end * 14.9% 14.7% 14.9% 14.8% 14.3% Book value per common share $20.15 $19.82 $20.21 $19.25 $18.45 Total common shares outstanding 750,574 730,291 706,972 681,052 642,076 Hedge ratio (4) 97% 87% 90% 92% 92% Weighted average pay rate on interest rate swaps, at period-end 3.20% 3.14% 3.15% 3.16% 3.14% Weighted average receive rate on interest rate swaps, at period-end 3.73% 3.74% 3.92% 4.27% 4.47% Weighted average net rate on interest rate swaps, at period-end (0.53%) (0.60%) (0.77%) (1.11%) (1.33%) Unaudited, dollars in thousands except per share amounts ___________________ * Represents a non-GAAP financial measure. Detailed endnotes are included within the Appendix at the end of this presentation.

Income Statement Data 6 Summary Income Statement For the quarters ended 6/30/2026 3/31/2026 12/31/2025 9/30/2025 6/30/2025 Total interest income $1,812,198 $1,724,930 $1,690,707 $1,532,497 $1,418,893 Total interest expense 1,324,005 1,272,239 1,324,128 1,256,747 1,145,693 Net interest income $488,193 $452,691 $366,579 $275,750 $273,200 Total economic interest expense *(1) $1,225,164 $1,164,874 $1,164,155 $1,051,717 $947,828 Economic net interest income * $587,034 $560,056 $526,552 $480,780 $471,065 Total interest income (excluding PAA) * $1,819,279 $1,721,236 $1,697,334 $1,550,887 $1,415,031 Economic net interest income (excluding PAA) * $594,115 $556,362 $533,179 $499,170 $467,203 GAAP net income (loss) $827,773 $290,515 $1,017,951 $843,063 $60,371 GAAP net income (loss) available (related) to common stockholders (2) $781,637 $242,000 $971,107 $791,318 $19,839 GAAP net income (loss) per average common share (2) $1.06 $0.33 $1.40 $1.21 $0.03 Earnings available for distribution * $627,667 $589,888 $553,218 $519,882 $489,906 Earnings available for distribution attributable to common stockholders *(2) $586,631 $549,236 $510,831 $478,755 $452,646 Earnings available for distribution per average common share *(2) $0.79 $0.76 $0.74 $0.73 $0.73 PAA cost (benefit) $7,081 ($3,694) $6,627 $18,390 ($3,862) Weighted average experienced CPR for the period 11.6% 10.2% 9.7% 8.6% 8.7% Weighted average projected long-term CPR at period-end 11.0% 10.4% 10.8% 10.4% 9.1% ___________________ * Represents a non-GAAP financial measure. Detailed endnotes are included within the Appendix at the end of this presentation. Unaudited, dollars in thousands except per share amounts

Key Earnings Metrics 7 Unaudited, dollars in thousands except per share amounts ___________________ * Represents a non-GAAP financial measure. Detailed endnotes are included within the Appendix at the end of this presentation. For the quarters ended 6/30/2026 3/31/2026 12/31/2025 9/30/2025 6/30/2025 Key GAAP Earnings Metrics Dividends declared per common share $0.75 $0.70 $0.70 $0.70 $0.70 Total common and preferred dividends declared (1) $606,917 $554,942 $543,836 $517,126 $489,459 Annualized GAAP return (loss) on average equity (2) 19.88% 7.15% 26.14% 23.69% 1.82% Annualized GAAP return (loss) on average equity per unit of GAAP leverage 2.69% 0.98% 3.63% 3.34% 0.26% Net interest margin 1.47% 1.41% 1.18% 0.97% 1.04% Average yield on interest earning assets 5.44% 5.36% 5.42% 5.40% 5.42% Average GAAP cost of interest bearing liabilities 4.28% 4.29% 4.49% 4.73% 4.76% Net interest spread 1.16% 1.07% 0.93% 0.67% 0.66% Key Non-GAAP Earnings Metrics Annualized EAD return on average equity * 15.12% 14.58% 14.28% 14.70% 14.86% Annualized EAD return on average equity per unit of economic leverage * 2.70% 2.56% 2.55% 2.58% 2.56% Net interest margin (excluding PAA) * 1.76% 1.71% 1.69% 1.70% 1.71% Average yield on interest earning assets (excluding PAA) * 5.46% 5.35% 5.44% 5.46% 5.41% Average economic cost of interest bearing liabilities * 3.96% 3.93% 3.95% 3.96% 3.94% Net interest spread (excluding PAA) * 1.50% 1.42% 1.49% 1.50% 1.47%

Components of Economic Net Interest Income* 8 ___________________ * Represents a non-GAAP financial measure. Detailed endnotes are included within the Appendix at the end of this presentation. Unaudited, dollars in thousands For the quarters ended 6/30/2026 3/31/2026 12/31/2025 9/30/2025 6/30/2025 Economic Net Interest Income * Interest income: Agency Securities $1,094,724 $1,084,411 $1,079,716 $949,511 $875,937 Resi Credit Securities 30,679 31,422 33,474 33,462 36,853 Residential mortgage loans 674,055 596,789 550,529 505,527 467,959 Commercial investment portfolio 4,664 1,622 — — 163 Reverse repurchase agreements 8,076 10,686 26,988 43,997 37,981 Total interest income $1,812,198 $1,724,930 $1,690,707 $1,532,497 $1,418,893 Economic interest expense: Repurchase agreements $846,551 $832,947 $887,337 $852,175 $775,918 Net interest component of interest rate swaps and net interest on initial margin related to interest rate swaps (1) (98,841) (107,365) (159,973) (205,030) (197,865) U.S. Treasury securities sold, not yet purchased — 8,266 25,444 25,962 26,654 Debt issued by securitization vehicles 438,892 398,133 383,139 349,959 312,383 Participations issued 38,562 32,893 28,208 28,651 30,738 Total economic interest expense * $1,225,164 $1,164,874 $1,164,155 $1,051,717 $947,828 Economic net interest income * $587,034 $560,056 $526,552 $480,780 $471,065 PAA cost (benefit) 7,081 (3,694) 6,627 18,390 (3,862) Economic net interest income (excluding PAA) * $594,115 $556,362 $533,179 $499,170 $467,203

GAAP Net Income to Earnings Available for Distribution* Reconciliation 9 ___________________ * Represents a non-GAAP financial measure. Detailed endnotes are included within the Appendix at the end of this presentation. Unaudited, dollars in thousands For the quarters ended 6/30/2026 3/31/2026 12/31/2025 9/30/2025 6/30/2025 EAD* Reconciliation GAAP net income (loss) $827,773 $290,515 $1,017,951 $843,063 $60,371 Adjustments to exclude reported realized and unrealized (gains) losses: Net (gains) losses on investments and other (1) 316,206 674,162 (288,630) (560,957) (82,854) Net (gains) losses on derivatives (2) (464,968) (312,265) (104,405) 284,199 574,435 Other adjustments: Amortization of intangibles 673 673 672 673 672 Non-EAD (income) loss allocated to equity method investments (3) — — 405 376 (403) Transaction expenses and non-recurring items (4) 10,246 7,951 7,223 8,117 5,706 Income tax effect of non-EAD income (loss) items 5,044 (4,812) (9,456) (6,742) 1,003 TBA dollar roll income (5) 17,904 18,993 4,813 9,019 7,252 MSR amortization (6) (89,816) (78,646) (77,955) (72,081) (68,804) EAD attributable to noncontrolling interests (2,476) (2,989) (4,027) (4,175) (3,610) Premium amortization adjustment cost (benefit) 7,081 (3,694) 6,627 18,390 (3,862) Earnings available for distribution * 627,667 589,888 553,218 519,882 489,906 Dividends on preferred stock (7) 41,036 40,652 42,387 41,127 37,260 Earnings available for distribution attributable to common stockholders * $586,631 $549,236 $510,831 $478,755 $452,646

Quarter-Over-Quarter Changes in Key Metrics 10 Unaudited ___________________ Detailed endnotes are included within the Appendix at the end of this presentation. For the quarters ended 6/30/2026 3/31/2026 12/31/2025 9/30/2025 6/30/2025 Book Value Rollforward Book value per common share, beginning of period $19.82 $20.21 $19.25 $18.45 $19.02 Net income (loss) available (related) to common stockholders 1.06 0.33 1.40 1.21 0.03 Other comprehensive income (loss) attributable to common stockholders (0.03) (0.06) 0.20 0.18 0.08 Common dividends declared (0.75) (0.70) (0.70) (0.70) (0.70) Other (1) 0.05 0.04 0.06 0.11 0.02 Book value per common share, end of period $20.15 $19.82 $20.21 $19.25 $18.45 Net Interest Margin Prior quarter net interest margin 1.41% 1.18% 0.97% 1.04% 0.87% Quarter-over-quarter changes in contribution: Coupon on average interest earning assets 0.01% 0.04% 0.03% 0.01% 0.14% Net amortization of premiums 0.07% (0.10%) (0.01%) (0.03%) 0.10% GAAP interest expense (0.02%) 0.29% 0.19% (0.05%) (0.07%) Current quarter net interest margin 1.47% 1.41% 1.18% 0.97% 1.04% Net Interest Spread Prior quarter net interest spread 1.07% 0.93% 0.67% 0.66% 0.41% Quarter-over-quarter changes in contribution: Coupon on average interest earning assets 0.01% 0.04% 0.03% 0.01% 0.14% Net amortization of premiums 0.07% (0.10%) (0.01%) (0.03%) 0.10% GAAP interest expense 0.01% 0.20% 0.24% 0.03% 0.01% Current quarter net interest spread 1.16% 1.07% 0.93% 0.67% 0.66%

Quarter-Over-Quarter Changes in Key Metrics (cont'd) 11 Unaudited ___________________ * Represents a non-GAAP financial measure. Detailed endnotes are included within the Appendix at the end of this presentation. For the quarters ended 6/30/2026 3/31/2026 12/31/2025 9/30/2025 6/30/2025 Net Interest Margin (excluding PAA)* Prior quarter net interest margin (excluding PAA) * 1.71% 1.69% 1.70% 1.71% 1.69% Quarter-over-quarter changes in contribution: Coupon on average interest earning assets (including average TBA dollar roll balances) (0.01%) (0.10%) 0.24% 0.02% 0.06% Net amortization of premiums (excluding PAA) 0.10% (0.12%) (0.07%) 0.05% 0.04% TBA dollar roll income 0.01% 0.04% (0.02%) 0.01% (0.02%) Economic interest expense (0.05%) 0.20% (0.16%) (0.09%) (0.06%) Current quarter net interest margin (excluding PAA) * 1.76% 1.71% 1.69% 1.70% 1.71% Net Interest Spread (excluding PAA)* Prior quarter net interest spread (excluding PAA) * 1.42% 1.49% 1.50% 1.47% 1.35% Quarter-over-quarter changes in contribution: Coupon on average interest earning assets 0.01% 0.04% 0.03% 0.01% 0.14% Net amortization of premiums (excluding PAA) 0.09% (0.13%) (0.05%) 0.04% 0.04% Economic interest expense (0.02%) 0.02% 0.01% (0.02%) (0.06%) Current quarter net interest spread (excluding PAA) * 1.50% 1.42% 1.49% 1.50% 1.47%

Quarter-Over-Quarter Changes in Annualized Return on Average Equity 12 ___________________ * Represents a non-GAAP financial measure. Detailed endnotes are included within the Appendix at the end of this presentation. Unaudited For the quarters ended 6/30/2026 3/31/2026 12/31/2025 9/30/2025 6/30/2025 Annualized GAAP Return (Loss) on Average Equity Prior quarter annualized GAAP return (loss) on average equity 7.15% 26.14% 23.69% 1.82% 4.04% Quarter-over-quarter changes in contribution: Coupon income 0.56% (0.20%) 0.50% 0.56% 1.07% Net amortization of premiums and accretion of discounts 0.49% (0.73%) (0.15%) (0.24%) 0.80% GAAP interest expense (0.47%) 2.67% 1.31% (0.80%) (0.47%) Net servicing income 0.27% (0.08%) 0.04% (0.28%) (0.09%) Net gains (losses) on investments and other 8.90% (23.98%) (8.36%) 13.27% (22.64%) Net gains (losses) on derivatives 3.20% 3.60% 9.06% 9.12% 18.63% Other (1) (0.22%) (0.27%) 0.05% 0.24% 0.48% Current quarter annualized GAAP return (loss) on average equity 19.88% 7.15% 26.14% 23.69% 1.82% Annualized EAD Return on Average Equity* Prior quarter annualized EAD return on average equity * 14.58% 14.28% 14.70% 14.86% 14.43% Quarter-over-quarter changes in contribution: Coupon income 0.54% (0.26%) 0.44% 0.54% 1.07% Net amortization of premiums (excluding PAA) 0.76% (1.00%) (0.49%) 0.40% 0.31% Economic interest expense (0.73%) 1.25% (0.30%) (0.99%) (0.85%) Net servicing income 0.27% (0.08%) 0.03% (0.29%) (0.10%) TBA dollar roll income (0.04%) 0.35% (0.13%) 0.03% (0.13%) Other (2) (0.26%) 0.04% 0.03% 0.15% 0.13% Current quarter annualized EAD return on average equity * 15.12% 14.58% 14.28% 14.70% 14.86%

Residential & Other Investments Overview as of June 30, 2026 13 ___________________ Detailed endnotes are included within the Appendix at the end of this presentation. Unaudited, dollars in thousands Agency Fixed-Rate Securities (Pools) (1) Original Weighted Avg. Years to Maturity Current Face Value % (3) Weighted Avg. Coupon Weighted Avg. Amortized Cost Weighted Avg. Fair Value Weighted Avg. 3-Month CPR Estimated Fair Value >=30 years (2) $79,332,714 100.0% 5.10% 100.2% 99.5% 11.6% $78,951,144 Total/Weighted Avg. $79,332,714 100.0% 5.10% 100.2% 99.5% 11.6% $78,951,144 Other Agency Securities Type Current Face Value % (3) Weighted Avg. Coupon Weighted Avg. Amortized Cost Weighted Avg. Fair Value Weighted Avg. 3-Month CPR Estimated Fair Value Multifamily $7,516,989 98.0% 4.54% 99.9% 99.5% —% $7,479,218 Adjustable-rate 154,101 2.0% 5.47% 104.3% 102.2% 8.8% 157,494 Total/Weighted Avg. $7,671,090 100.0% 4.56% 100.0% 99.6% 8.8% $7,636,712 Agency Interest-Only Collateralized Mortgage-Backed Obligations Type Current Notional Value % (4)  Weighted Avg. Coupon Weighted Avg. Amortized Cost Weighted Avg. Fair Value Weighted Avg. 3-Month CPR Estimated Fair Value Interest-only $1,268,070 2.5% 3.47% 17.8% 17.2% 6.2% $218,387 Inverse interest-only 4,260,644 8.4% 2.44% 11.0% 8.7% 11.3% 369,700 Multifamily interest-only 45,173,188 89.1% 0.26% 1.3% 1.3% 0.4% 592,635 Total/Weighted Avg. $50,701,902 100.0% 0.52% 2.6% 2.3% 7.7% $1,180,722

Residential & Other Investments Overview as of June 30, 2026 (cont'd) 14 Unaudited, dollars in thousands ___________________ Detailed endnotes are included within the Appendix at the end of this presentation. Mortgage Servicing Rights Type Unpaid Principal Balance Servicing Fee (bps) Weighted Avg. Note Rate Valuation (bps) Discount Rate Projected CPR Estimated Fair Value MSR held directly $268,294,502 26 3.3% 152.4 7.8% 5.9% $4,089,485 Interests in MSR 1,561,629 106,775 Total/Weighted Avg. $269,856,131 26 3.3% 152.4 7.8% 5.9% $4,196,260 Residential Credit Portfolio Sector Current Face / Notional Value % (1)  Weighted Avg. Coupon Weighted Avg. Amortized Cost Weighted Avg. Fair Value Estimated Fair Value Residential credit risk transfer $45,704 0.1% 9.71% 100.1% 102.6% $46,872 Non-QM 453,577 1.0% 6.92% 99.3% 97.6% 442,518 Prime 2,635,217 0.4% 5.99% 113.3% 113.9% 210,199 Small balance commercial 173,949 0.3% 6.74% 94.4% 94.8% 164,913 Re-performing and non-performing loan securitizations 440,651 0.9% 7.24% 96.2% 96.7% 426,221 Residential transition loan securitizations 115,031 0.2% 6.97% 99.7% 99.9% 114,920 Prime jumbo 11,504,368 0.5% 5.19% 156.2% 169.9% 206,245 Residential mortgage loans 45,398,184 96.6% 6.62% 101.5% 100.3% 45,537,669 Total/Weighted Avg. $60,766,681 100.0% 6.62% $47,149,557

Residential Credit Securities Detail as of June 30, 2026 15 ___________________ Detailed endnotes are included within the Appendix at the end of this presentation. Unaudited, dollars in thousands Payment Structure Investment Characteristics (1) Product Estimated Fair Value Senior Subordinate Coupon Credit Enhancement 60+ Delinquencies 3M VPR (2) Credit Risk Transfer $46,872 $— $46,872 9.71% 1.10% 1.30% 6.02% Non-QM 442,518 — 442,518 6.92% 7.17% 3.37% 18.93% Prime 210,199 162,196 48,003 5.99% 16.57% 0.65% 3.16% Small balance commercial 164,913 17,624 147,289 6.74% 24.64% 12.27% 12.83% Re-performing and non-performing loan securitizations 426,221 49,718 376,503 7.24% 19.64% 41.70% 12.60% Residential transition loan securitizations 114,920 59,761 55,159 6.97% 17.21% 5.59% 71.73% Prime Jumbo 206,245 107,356 98,889 5.19% 1.12% 0.56% 9.23% Total $1,611,888 $396,655 $1,215,233 6.83% 13.95% 14.94% 16.77% Bond Coupon Product ARM Fixed Floater Interest Only Estimated Fair Value Credit Risk Transfer $— $— $46,872 $— $46,872 Non-QM 1,342 441,176 — — 442,518 Prime — 176,874 — 33,325 210,199 Small balance commercial — 158,608 6,305 — 164,913 Re-performing and non-performing loan securitizations — 416,247 9,934 40 426,221 Residential transition loan securitizations — 114,920 — — 114,920 Prime Jumbo — 79,769 19,120 107,356 206,245 Total $1,342 $1,387,594 $82,231 $140,721 $1,611,888

Hedging & Liabilities as of June 30, 2026 16 Unaudited, dollars in thousands ___________________ Detailed endnotes are included within the Appendix at the end of this presentation. Maturity Current Notional (1)(2) Weighted Avg. Pay Rate Weighted Avg. Receive Rate Weighted Avg. Years to Maturity(3) Interest Rate Swaps 0 to 3 years $35,205,637 3.40% 3.69% 1.29 > 3 to 6 years 18,864,704 2.73% 3.81% 4.57 > 6 to 10 years 18,106,627 3.39% 3.72% 7.69 Greater than 10 years 1,590,430 3.34% 3.75% 21.74 Total / Weighted Avg. $73,767,398 3.20% 3.73% 4.14 Interest Rate Swaptions Type Current Underlying Notional Weighted Avg. Underlying Fixed Rate Weighted Avg. Underlying Floating Rate Weighted Avg. Underlying Years to Maturity Weighted Avg. Months to Expiration Long Receive $830,000 3.54% SOFR 7.45 5.22 Short Receive ($1,800,000) 3.23% SOFR 3.44 5.22 SOFR Futures and U.S. Treasury Hedging Positions Type Long Contracts Short Contracts Net Positions Weighted Avg. Years to Maturity 2-year swap equivalent SOFR contracts $1,000,000 ($1,000,000) $— 2.00 U.S. Treasury Positions - 2 year $— ($1,400,000) ($1,400,000) 2.00 U.S. Treasury Positions - 5 year $— ($825,000) ($825,000) 4.40 U.S. Treasury Positions - 10 year & greater $— ($14,452,900) ($14,452,900) 10.86 U.S Swap Future Positions - 10 year & greater $— ($110,000) ($110,000) 10.22 Total / Weighted Avg. $1,000,000 ($17,787,900) ($16,787,900) 9.80 Repurchase Agreements and Other Secured Financing Maturity Principal Balance Weighted Avg. Rate At Period End Within 30 days $49,174,854 3.77% 30 to 59 days 28,036,526 3.81% 60 to 89 days 5,482,240 3.88% 90 to 119 days 88,963 4.65% Over 120 days(4) 5,238,291 5.35% Total / Weighted Avg. $88,020,874 3.89% Total Indebtedness Principal Balance Weighted Average Rate(5) Days to Maturity(6)At Period End For the Quarter Repurchase agreements $86,895,874 3.85% 3.84% 33 Other secured financing 1,125,000 6.23% 6.24% 370 Debt issued by securitization vehicles 34,906,776 5.12% 5.31% 12,903 Participations issued 2,493,712 6.35% 5.98% 10,876 Total indebtedness $125,421,362

Quarter-Over-Quarter Changes Interest Rate & MBS Spread Sensitivity 17 ___________________ Detailed endnotes are included within the Appendix at the end of this presentation. Unaudited Assumptions: • The interest rate sensitivity and MBS spread sensitivity are based on the portfolios as of June 30, 2026 and March 31, 2026 • The interest rate sensitivity reflects instantaneous parallel shifts in rates • The MBS spread sensitivity shifts MBS spreads instantaneously and reflects exposure to MBS basis risk • All tables assume no active management of the portfolio in response to rate or spread changes Interest Rate Sensitivity (1) Interest Rate Change (bps) As of June 30, 2026 As of March 31, 2026 Estimated Percentage Change in Portfolio Market Value (2) Estimated Change as a % of NAV (2)(3) Estimated Percentage Change in Portfolio Market Value (2) Estimated Change as a % of NAV (2)(3) (75) (0.3%) (2.0%) —% 0.2% (50) (0.1%) (0.6%) 0.1% 0.9% (25) —% 0.1% 0.1% 0.8% 25 (0.1%) (0.8%) (0.2%) (1.5%) 50 (0.3%) (2.2%) (0.5%) (3.5%) 75 (0.6%) (3.9%) (0.8%) (5.9%) MBS Spread Sensitivity (1) MBS Spread Shock (bps) As of June 30, 2026 As of March 31, 2026 Estimated Change in Portfolio Market Value (2) Estimated Change as a % of NAV (2)(3) Estimated Change in Portfolio Market Value (2) Estimated Change as a % of NAV (2)(3) (25) 1.3% 8.9% 1.3% 9.3% (15) 0.8% 5.3% 0.8% 5.5% (5) 0.3% 1.8% 0.3% 1.8% 5 (0.3%) (1.8%) (0.3%) (1.8%) 15 (0.8%) (5.2%) (0.8%) (5.5%) 25 (1.2%) (8.7%) (1.3%) (9.1%)

Appendix

Consolidated Statements of Financial Condition 19 ___________________ Detailed endnotes are included within the Appendix at the end of this presentation. 6/30/2026 3/31/2026 12/31/2025 9/30/2025 6/30/2025 Dollars in thousands except per share amounts (unaudited) (unaudited) (unaudited) (unaudited) Assets Cash and cash equivalents $ 2,912,086 $ 1,912,444 $ 2,037,838 $ 2,096,696 $ 2,058,845 Securities 89,515,485 88,473,681 91,287,630 85,062,725 73,500,626 Loans, net 7,280,979 7,230,876 5,020,784 4,008,299 3,722,272 Mortgage servicing rights 4,089,485 4,115,999 3,645,865 3,476,181 3,281,190 Interests in MSR 106,775 27,212 28,626 35,833 — Assets transferred or pledged to securitization vehicles 38,256,690 34,207,738 32,067,433 29,512,309 27,021,790 Derivative assets 81,784 395,099 115,533 47,899 149,690 Reverse repurchase agreements 33,047 33,524 34,389 35,004 — Receivable for unsettled trades 104,722 891,293 1,031 185,916 1,134,896 Principal and interest receivable 846,548 806,484 926,660 959,435 830,535 Intangible assets, net 5,380 6,053 6,726 7,398 8,071 Other assets 508,195 437,188 437,323 433,877 433,977 Total assets $ 143,741,176 $ 138,537,591 $ 135,609,838 $ 125,861,572 $ 112,141,892 Liabilities and stockholders’ equity Liabilities Repurchase agreements $ 86,895,874 $ 85,068,102 $ 81,865,723 $ 75,118,963 $ 66,541,378 Other secured financing 1,125,000 1,125,000 1,075,000 1,025,000 1,025,000 Debt issued by securitization vehicles 34,366,098 30,719,417 28,918,753 26,601,790 24,107,249 Participations issued 2,553,709 2,484,018 1,932,655 1,831,657 1,556,900 U.S. Treasury securities sold, not yet purchased — — 2,396,724 2,442,570 2,528,167 Derivative liabilities 247,968 207,369 53,755 199,100 425,993 Payable for unsettled trades 331,586 1,522,750 2,059,386 2,604,278 1,538,526 Interest payable 420,764 347,607 380,688 285,080 256,245 Dividends payable 562,931 511,203 494,881 476,737 449,453 Other liabilities 258,870 226,314 272,362 279,818 238,618 Total liabilities 126,762,800 122,211,780 119,449,927 110,864,993 98,667,529 Stockholders’ equity Preferred stock, par value $0.01 per share (2) 1,802,480 1,802,480 1,802,480 1,802,480 1,536,569 Common stock, par value $0.01 per share (3) 7,506 7,303 7,070 6,811 6,421 Additional paid-in capital 28,886,263 28,427,555 27,927,113 27,352,976 26,520,657 Accumulated other comprehensive income (loss) (557,014) (533,614) (488,566) (624,387) (740,046) Accumulated deficit (13,213,859) (13,429,615) (13,157,325) (13,626,983) (13,942,302) Total stockholders’ equity 16,925,376 16,274,109 16,090,772 14,910,897 13,381,299 Noncontrolling interests 53,000 51,702 69,139 85,682 93,064 Total equity 16,978,376 16,325,811 16,159,911 14,996,579 13,474,363 Total liabilities and equity $ 143,741,176 $ 138,537,591 $ 135,609,838 $ 125,861,572 $ 112,141,892 (1)

Consolidated Statements of Comprehensive Income (Loss) 20 Unaudited, dollars in thousands except per share amounts For the quarters ended 6/30/2026 3/31/2026 12/31/2025 9/30/2025 6/30/2025 Net interest income Interest income $ 1,812,198 $ 1,724,930 $ 1,690,707 $ 1,532,497 $ 1,418,893 Interest expense 1,324,005 1,272,239 1,324,128 1,256,747 1,145,693 Net interest income 488,193 452,691 366,579 275,750 273,200 Net servicing income Servicing and related income 175,059 159,133 156,131 141,356 141,670 Servicing and related expense 17,835 16,580 16,485 15,104 14,571 Net servicing income 157,224 142,553 139,646 126,252 127,099 Other income (loss) Net gains (losses) on investments and other (318,503) (672,119) 289,428 561,927 83,503 Net gains (losses) on derivatives 552,426 409,112 251,799 (92,308) (388,785) Other, net 13,521 9,323 13,952 13,959 15,812 Total other income (loss) 247,444 (253,684) 555,179 483,578 (289,470) General and administrative expenses Compensation expense 44,640 41,384 39,279 38,393 36,583 Other general and administrative expenses 13,549 11,180 11,928 11,947 13,435 Total general and administrative expenses 58,189 52,564 51,207 50,340 50,018 Income (loss) before income taxes 834,672 288,996 1,010,197 835,240 60,811 Income taxes 6,899 (1,519) (7,754) (7,823) 440 Net income (loss) 827,773 290,515 1,017,951 843,063 60,371 Net income (loss) attributable to noncontrolling interests 5,100 7,863 4,457 10,618 3,272 Net income (loss) attributable to Annaly 822,673 282,652 1,013,494 832,445 57,099 Dividends on preferred stock (1) 41,036 40,652 42,387 41,127 37,260 Net income (loss) available (related) to common stockholders $ 781,637 $ 242,000 $ 971,107 $ 791,318 $ 19,839 Net income (loss) per share available (related) to common stockholders Basic $ 1.06 $ 0.33 $ 1.40 $ 1.21 $ 0.03 Diluted $ 1.06 $ 0.33 $ 1.40 $ 1.20 $ 0.03 Weighted average number of common shares outstanding Basic 738,926,270 722,707,153 693,011,031 656,335,974 620,208,712 Diluted 740,256,247 724,364,897 695,034,348 657,856,427 621,103,218 Other comprehensive income (loss) Net income (loss) $ 827,773 $ 290,515 $ 1,017,951 $ 843,063 $ 60,371 Unrealized gains (losses) on available-for-sale securities (23,400) (45,048) 74,992 113,281 33,559 Reclassification adjustment for net (gains) losses included in net income (loss) — — 60,829 2,378 13,797 Other comprehensive income (loss) (23,400) (45,048) 135,821 115,659 47,356 Comprehensive income (loss) 804,373 245,467 1,153,772 958,722 107,727 Comprehensive income (loss) attributable to noncontrolling interests 5,100 7,863 4,457 10,618 3,272 Comprehensive income (loss) attributable to Annaly 799,273 237,604 1,149,315 948,104 104,455 Dividends on preferred stock (1) 41,036 40,652 42,387 41,127 37,260 Comprehensive income (loss) attributable to common stockholders $ 758,237 $ 196,952 $ 1,106,928 $ 906,977 $ 67,195 ___________________ Detailed endnotes are included within the Appendix at the end of this presentation.

Income Statement Gains (Losses) Detail 21 Unaudited, dollars in thousands For the quarters ended 6/30/2026 3/31/2026 12/31/2025 9/30/2025 6/30/2025 Other Income Statement Details Net gains (losses) on disposal of investments and other ($91,196) ($26,666) ($170,701) ($87,815) ($83,468) Net unrealized gains (losses) on instruments measured at fair value through earnings (227,307) (645,453) 460,129 649,742 166,971 Net gains (losses) on investments and other ($318,503) ($672,119) $289,428 $561,927 $83,503 Net interest component of interest rate swaps $87,458 $96,847 $147,394 $191,891 $185,650 Realized gains (losses) on termination or maturity of interest rate swaps — (5,750) 1,788 (3,187) (31,792) Unrealized gains (losses) on interest rate swaps 448,853 231,826 78,471 (188,961) (492,183) Net gains (losses) on other derivatives 16,115 86,189 24,146 (92,051) (50,460) Net gains (losses) on derivatives $552,426 $409,112 $251,799 ($92,308) ($388,785)

Non-GAAP Reconciliations 22 To supplement its consolidated financial statements, which are prepared and presented in accordance with GAAP, the Company provides non-GAAP financial measures. These measures should not be considered a substitute for, or superior to, financial measures computed in accordance with GAAP. While intended to offer a fuller understanding of the Company’s results and operations, non-GAAP financial measures also have limitations. For example, the Company may calculate its non-GAAP metrics, such as Earnings Available for Distribution ("EAD"), or the premium amortization adjustment ("PAA"), differently than its peers making comparative analysis difficult. Additionally, in the case of non-GAAP measures that exclude the PAA, the amount of amortization expense excluding the PAA is not necessarily representative of the amount of future periodic amortization nor is it indicative of the term over which the Company will amortize the remaining unamortized premium. Changes to actual and estimated prepayments will impact the timing and amount of premium amortization and, as such, both GAAP and non-GAAP results. These non-GAAP measures provide additional detail to enhance investor understanding of the Company’s period-over-period operating performance and business trends, as well as for assessing the Company’s performance versus that of industry peers. Additional information pertaining to these non-GAAP financial measures and reconciliations to their most directly comparable GAAP results are provided on the following pages. A reconciliation of GAAP net income (loss) to non-GAAP Earnings available for distribution for the quarters ended June 30, 2026, March 31, 2026, December 31, 2025, September 30, 2025 and June 30, 2025, is provided on page 9 of this financial supplement. Earnings available for distribution, earnings available for distribution attributable to common stockholders, earnings available for distribution per average common share and annualized EAD return on average equity The Company's principal business objective is to generate net income for distribution to its stockholders and to preserve capital through prudent selection of investments and continuous management of its portfolio. The Company generates net income by earning a net interest spread on its investment portfolio, which is a function of interest income from its investment portfolio less financing, hedging and operating costs. Earnings available for distribution, which is defined as the sum of (a) economic net interest income, (b) TBA dollar roll income, (c) net servicing income less realized amortization of MSR, (d) other income (loss) (excluding amortization of intangibles, non-EAD income allocated to equity method investments and other non-EAD components of other income (loss)), (e) general and administrative expenses (excluding transaction expenses and non-recurring items), and (f) income taxes (excluding the income tax effect of non-EAD income (loss) items) and excludes (g) the premium amortization adjustment ("PAA") representing the cumulative impact on prior periods, but not the current period, of quarter-over-quarter changes in estimated long-term prepayment speeds related to the Company’s Agency mortgage-backed securities is used by the Company's management and, the Company believes, used by analysts and investors to measure its progress in achieving its principal business objective. The Company seeks to fulfill this objective through a variety of factors including portfolio construction, the degree of market risk exposure and related hedge profile, and the use and forms of leverage, all while operating within the parameters of the Company's capital allocation policy and risk governance framework. The Company believes these non-GAAP measures provide management and investors with additional details regarding the Company’s underlying operating results and investment portfolio trends by (i) making adjustments to account for the disparate reporting of changes in fair value where certain instruments are reflected in GAAP net income (loss) while others are reflected in other comprehensive income (loss) and (ii) by excluding certain unrealized, non-cash or episodic components of GAAP net income (loss) in order to provide additional transparency into the operating performance of the Company’s portfolio. In addition, EAD serves as a useful indicator for investors in evaluating the Company's performance and ability to pay dividends. Annualized EAD return on average equity, which is calculated by dividing earnings available for distribution over average stockholders’ equity, provides investors with additional detail on the earnings available for distribution generated by the Company’s invested equity capital. Premium Amortization Expense In accordance with GAAP, the Company amortizes or accretes premiums or discounts into interest income for its Agency mortgage-backed securities, excluding interest-only securities, multifamily and reverse mortgages, taking into account estimates of future principal prepayments in the calculation of the effective yield. The Company recalculates the effective yield as differences between anticipated and actual prepayments occur. Using third-party model and market information to project future cash flows and expected remaining lives of securities, the effective interest rate determined for each security is applied as if it had been in place from the date of the security’s acquisition. The amortized cost of the security is then adjusted to the amount that would have existed had the new effective yield been applied since the acquisition date. The adjustment to amortized cost is offset with a charge or credit to interest income. Changes in interest rates and other market factors will impact prepayment speed projections and the amount of premium amortization recognized in any given period. The Company’s GAAP metrics include the unadjusted impact of amortization and accretion associated with this method. Certain of the Company’s non-GAAP metrics exclude the effect of the PAA, which quantifies the component of premium amortization representing the cumulative impact on prior periods, but not the current period, of quarter-over-quarter changes in estimated long-term CPR.

Non-GAAP Reconciliations (cont'd) 23 Economic leverage and economic capital ratios The Company uses capital coupled with borrowed funds to invest primarily in real estate related investments, earning the spread between the yield on its assets and the cost of its borrowings and hedging activities. The Company’s capital structure is designed to offer an efficient complement of funding sources to generate positive risk-adjusted returns for its stockholders while maintaining appropriate liquidity to support its business and meet the Company’s financial obligations under periods of market stress. To maintain its desired capital profile, the Company utilizes a mix of debt and equity funding. Debt funding may include the use of repurchase agreements, loans, securitizations, participations issued, lines of credit, asset backed lending facilities, corporate bond issuance, convertible bonds or other liabilities. Equity capital primarily consists of common and preferred stock. The Company’s economic leverage ratio is computed as the sum of recourse debt, cost basis of TBA derivatives outstanding, and net forward purchases (sales) of investments divided by total equity. Recourse debt consists of repurchase agreements, other secured financing, structured repurchase transactions (included within Debt issued by securitization vehicles) and U.S. Treasury securities sold, not yet purchased. Debt issued by securitization vehicles (excluding structured repurchase transactions) and participations issued are non-recourse to us and are excluded from economic leverage. Interest income (excluding PAA), economic interest expense and economic net interest income (excluding PAA) Interest income (excluding PAA) represents interest income excluding the effect of the PAA, and serves as the basis for deriving average yield on interest earning assets (excluding PAA), net interest spread (excluding PAA) and net interest margin (excluding PAA), which are discussed below. The Company believes this measure provides management and investors with additional detail to enhance their understanding of the Company’s operating results and trends by excluding the component of premium amortization expense representing the cumulative impact on prior periods, but not the current period, of quarter-over-quarter changes in estimated long-term prepayment speeds related to the Company’s Agency mortgage-backed securities (other than interest-only securities, multifamily and reverse mortgages), which can obscure underlying trends in the performance of the portfolio. Economic interest expense includes GAAP interest expense, the net interest component of interest rate swaps (which includes net interest on variation margin related to interest rate swaps) and net interest on initial margin related to interest rate swaps. The Company uses interest rate swaps to manage its exposure to changing interest rates on its repurchase agreements by economically hedging cash flows associated with these borrowings. Accordingly, adding the net interest component of interest rate swaps to interest expense, as computed in accordance with GAAP, reflects the total contractual interest expense and thus, provides investors with additional information about the cost of the Company's financing strategy. The Company may use market agreed coupon (“MAC”) interest rate swaps in which the Company may receive or make a payment at the time of entering into such interest rate swap to compensate for the off-market nature of such interest rate swap. In accordance with GAAP, upfront payments associated with MAC interest rate swaps are not reflected in the net interest component of interest rate swaps in the Company's Consolidated Statements of Comprehensive Income (Loss). Average yield on interest earning assets (excluding PAA), net interest spread (excluding PAA), net interest margin (excluding PAA) and average economic cost of interest bearing liabilities Net interest spread (excluding PAA), which is the difference between the average yield on interest earning assets (excluding PAA) and the average economic cost of interest bearing liabilities, which represents annualized economic interest expense divided by average interest bearing liabilities, and net interest margin (excluding PAA), which is calculated as the sum of interest income (excluding PAA) plus TBA dollar roll income less interest expense and the net interest component of interest rate swaps divided by the sum of average interest earning assets plus average TBA contract balances, provide management with additional measures of the Company’s profitability that management relies upon in monitoring the performance of the business.

Non-GAAP Reconciliations (cont'd) 24 Unaudited, dollars in thousands For the quarters ended 6/30/2026 3/31/2026 12/31/2025 9/30/2025 6/30/2025 Economic leverage ratio reconciliation Repurchase agreements $86,895,874 $85,068,102 $81,865,723 $75,118,963 $66,541,378 Other secured financing 1,125,000 1,125,000 1,075,000 1,025,000 1,025,000 Debt issued by securitization vehicles 34,366,098 30,719,417 28,918,753 26,601,790 24,107,249 Participations issued 2,553,709 2,484,018 1,932,655 1,831,657 1,556,900 U.S. Treasury securities sold, not yet purchased — — 2,396,724 2,442,570 2,528,167 Total GAAP debt $124,940,681 $119,396,537 $116,188,855 $107,019,980 $95,758,694 Less Non-recourse debt: Debt issued by securitization vehicles (1) ($34,114,655) ($30,463,341) ($28,651,989) ($26,601,790) ($24,107,249) Participations issued (2,553,709) (2,484,018) (1,932,655) (1,831,657) (1,556,900) Total recourse debt $88,272,317 $86,449,178 $85,604,211 $78,586,533 $70,094,545 Plus / (Less): Cost basis of TBA derivatives $7,169,573 $5,948,177 $3,252,601 $3,981,439 $7,686,600 Payable for unsettled trades 331,586 1,522,750 2,059,386 2,604,278 1,538,526 Receivable for unsettled trades (104,722) (891,293) (1,031) (185,916) (1,134,896) Economic debt * $95,668,754 $93,028,812 $90,915,167 $84,986,334 $78,184,775 Total equity $16,978,376 $16,325,811 $16,159,911 $14,996,579 $13,474,363 Economic leverage ratio * 5.6x 5.7x 5.6x 5.7x 5.8x ___________________ * Represents a non-GAAP financial measure.

Non-GAAP Reconciliations (cont'd) 25 For the quarters ended 6/30/2026 3/31/2026 12/31/2025 9/30/2025 6/30/2025 Economic capital ratio reconciliation Total GAAP assets $143,741,176 $138,537,591 $135,609,838 $125,861,572 $112,141,892 Less: Gross unrealized gains on TBA derivatives (1) (50,393) (28,927) (17,648) (24,074) (97,331) Debt issued by securitization vehicles (2) (34,114,655) (30,463,341) (28,651,989) (26,601,790) (24,107,249) Participations issued (2,553,709) (2,484,018) (1,932,655) (1,831,657) (1,556,900) Plus: Implied market value of TBA derivatives 7,216,874 5,845,420 3,257,086 3,991,915 7,783,931 Total economic assets * $114,239,293 $111,406,725 $108,264,632 $101,395,966 $94,164,343 Total equity $16,978,376 $16,325,811 $16,159,911 $14,996,579 $13,474,363 Economic capital ratio *(3) 14.9% 14.7% 14.9% 14.8% 14.3% Premium Amortization Reconciliation Premium amortization expense $52,423 $67,509 $41,367 $36,719 $28,138 Less: PAA cost (benefit) 7,081 (3,694) 6,627 18,390 (3,862) Premium amortization expense (excluding PAA) $45,342 $71,203 $34,740 $18,329 $32,000 Interest Income (excluding PAA) Reconciliation GAAP interest income $1,812,198 $1,724,930 $1,690,707 $1,532,497 $1,418,893 PAA cost (benefit) 7,081 (3,694) 6,627 18,390 (3,862) Interest income (excluding PAA) * $1,819,279 $1,721,236 $1,697,334 $1,550,887 $1,415,031 Economic Interest Expense Reconciliation GAAP interest expense $1,324,005 $1,272,239 $1,324,128 $1,256,747 $1,145,693 Add: Net interest component of interest rate swaps and net interest on initial margin related to interest rate swaps(4) (98,841) (107,365) (159,973) (205,030) (197,865) Economic interest expense * $1,225,164 $1,164,874 $1,164,155 $1,051,717 $947,828 Economic Net Interest Income (excluding PAA) Reconciliation Interest income (excluding PAA) * $1,819,279 $1,721,236 $1,697,334 $1,550,887 $1,415,031 Less: Economic interest expense * 1,225,164 1,164,874 1,164,155 1,051,717 947,828 Economic net interest income (excluding PAA) * $594,115 $556,362 $533,179 $499,170 $467,203 Unaudited, dollars in thousands ___________________ * Represents a non-GAAP financial measure. Detailed endnotes are included within the Appendix at the end of this presentation.

Non-GAAP Reconciliations (cont'd) 26 Unaudited, dollars in thousands For the quarters ended 6/30/2026 3/31/2026 12/31/2025 9/30/2025 6/30/2025 Economic Metrics (excluding PAA) Average interest earning assets $133,263,735 $128,783,013 $124,781,771 $113,522,223 $104,623,036 Interest income (excluding PAA) * $1,819,279 $1,721,236 $1,697,334 $1,550,887 $1,415,031 Average yield on interest earning assets (excluding PAA) * 5.46% 5.35% 5.44% 5.46% 5.41% Average interest bearing liabilities $122,802,541 $118,603,594 $115,319,739 $103,994,302 $95,274,277 Economic interest expense * $1,225,164 $1,164,874 $1,164,155 $1,051,717 $947,828 Average economic cost of interest bearing liabilities * 3.96% 3.93% 3.95% 3.96% 3.94% Economic net interest income (excluding PAA)* $594,115 $556,362 $533,179 $499,170 $467,203 Net interest spread (excluding PAA) * 1.50% 1.42% 1.49% 1.50% 1.47% Interest income (excluding PAA) * $1,819,279 $1,721,236 $1,697,334 $1,550,887 $1,415,031 TBA dollar roll income 17,904 18,993 4,813 9,019 7,252 Economic interest expense * (1,225,164) (1,164,874) (1,164,155) (1,051,717) (947,828) Subtotal $612,019 $575,355 $537,992 $508,189 $474,455 Average interest earning assets $133,263,735 $128,783,013 $124,781,771 $113,522,223 $104,623,036 Average TBA contract balances, implied cost basis 6,088,214 5,443,741 2,182,985 6,356,708 6,218,305 Subtotal $139,351,949 $134,226,754 $126,964,756 $119,878,931 $110,841,341 Net interest margin (excluding PAA) * 1.76% 1.71% 1.69% 1.70% 1.71% ___________________ * Represents a non-GAAP financial measure.

Page 6 (1) Economic interest expense is comprised of GAAP interest expense, the net interest component of interest rate swaps, and net interest on initial margin related to interest rate swaps, which is reported in Other, net in the Company’s Consolidated Statements of Comprehensive Income (Loss). Net interest on variation margin related to interest rate swaps is included in the Net interest component of interest rate swaps in the Company’s Consolidated Statements of Comprehensive Income (Loss). (2) Net of dividends on preferred stock. The quarter ended December 31, 2025 excludes, and the quarter ended September 30, 2025 includes, cumulative and undeclared dividends of  $3.7 million on the Company's Series J Preferred Stock as of September 30, 2025. Page 7 (1) Includes dividend equivalents on share-based awards. (2) Annualized GAAP return (loss) on average equity annualizes realized and unrealized gains and (losses) which may not be indicative of full year performance, unannualized GAAP return (loss) on average equity is 4.97%, 1.79%, 6.53%, 5.92% and 0.45% for the quarters ended June 30, 2026, March  31, 2026, December  31, 2025, September  30, 2025, and June  30, 2025, respectively. Page 8 (1) Interest on initial margin related to interest rate swaps is reported in Other, net in the Company’s Consolidated Statements of Comprehensive Income (Loss). Page 9 (1) Includes write-downs or recoveries on investments which are reported in Other, net in the Company's Consolidated Statements of Comprehensive Income (Loss). (2) The adjustment to add back Net (gains) losses on derivatives does not include the net interest component of interest rate swaps which is reflected in earnings available for distribution. The net interest component of interest rate swaps totaled $87.5 million, $96.8 million, $147.4 million, $191.9 million and $185.7 million for the quarters ended June 30, 2026, March  31, 2026, December 31, 2025, September 30, 2025 and June 30, 2025, respectively. (3) The Company excludes non-EAD (income) loss allocated to equity method investments, which represents the unrealized (gains) losses allocated to equity interests in a portfolio of MSR, which is reported in Other, net in the Company’s Consolidated Statements of Comprehensive Income (Loss). (4) All quarters presented include costs incurred in connection with securitizations of residential whole loans. (5) TBA dollar roll income represents a component of Net gains (losses) on derivatives. (6) MSR amortization utilizes purchase date cash flow assumptions and actual unpaid principal balances and is calculated as the difference between projected MSR yield income and net servicing income for the period. (7) The quarter ended December 31, 2025 excludes, and the quarter ended September 30, 2025 includes, cumulative and undeclared dividends of  $3.7 million  on the Company's Series J Preferred Stock as of September 30, 2025. Page 10 (1) Other includes the impact of net proceeds from the issuance, repurchase or redemption of common and preferred stock, stock compensation expense, the settlement of stock-based awards in satisfaction of withholding tax requirements and other timing differences on share count related to any of the aforementioned items. Endnotes Page 3 (1) Annualized GAAP return (loss) on average equity annualizes realized and unrealized gains and (losses) which may not be indicative of full year performance, unannualized GAAP return (loss) on average equity is 4.97% and 1.79% for the quarters ended June 30, 2026 and March 31, 2026, respectively. (2) GAAP leverage is computed as the sum of repurchase agreements, other secured financing, debt issued by securitization vehicles, participations issued and U.S. Treasury securities sold, not yet purchased divided by total equity. Economic leverage is computed as the sum of recourse debt, cost basis of to-be-announced ("TBA") derivatives outstanding, and net forward purchases (sales) of investments divided by total equity. Recourse debt consists of repurchase agreements, other secured financing, structured repurchase transactions (included within Debt issued by securitization vehicles) and U.S. Treasury securities sold, not yet purchased. Debt issued by securitization vehicles (excluding structured repurchase transactions) and participations issued are non-recourse to us and are excluded from economic leverage. (3) GAAP capital ratio is computed as total equity divided by total assets. Economic capital ratio is computed as total equity divided by total economic assets. Total economic assets include the implied market value of TBA derivatives and are net of debt issued by securitization vehicles (excluding structured repurchase transactions) and participations issued. (4) Net interest margin represents interest income less interest expense divided by average interest earning assets. Net interest margin (excluding PAA) represents the sum of the Company's interest income (excluding PAA) plus TBA dollar roll income less interest expense and the net interest component of interest rate swaps divided by the sum of average interest earning assets plus average TBA contract balances. (5) Average yield on interest earning assets represents annualized interest income divided by average interest earning assets. Average interest earning assets reflects the average amortized cost of our investments during the period. Average yield on interest earning assets (excluding PAA) is calculated using annualized interest income (excluding PAA). (6) Average GAAP cost of interest bearing liabilities represents annualized interest expense divided by average interest bearing liabilities. Average interest bearing liabilities reflects the average balances during the period. Average economic cost of interest bearing liabilities represents annualized economic interest expense divided by average interest bearing liabilities. Page 5 (1) Consists of common stock, additional paid-in capital, accumulated other comprehensive income (loss) and accumulated deficit. (2) Utilizes an actual/360 factor. (3) The average and period-end rates are net of reverse repurchase agreements. Without netting reverse repurchase agreements, the average rate and the period-end rate was unchanged for each period. (4) Measures total notional balances of interest rate swaps, interest rate swaptions (excluding long receiver swaptions), futures and U.S. Treasury securities sold, not yet purchased, at fair value relative to repurchase agreements, other secured financing, cost basis of TBA derivatives outstanding and net forward purchases (sales) of investments; excludes MSR and the effects of term financing, both of which serve to reduce interest rate risk. Additionally, the hedge ratio does not take into consideration differences in duration between assets and liabilities. 27

Page 19 (1) Derived from the audited consolidated financial statements at December 31, 2025. (2) 6.95% Series F Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock - Includes 28,800,000 shares authorized, issued and outstanding. 6.50% Series G Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock - Includes 17,000,000 shares authorized, issued and outstanding. 6.75% Series I Preferred Stock - Includes 17,700,000 shares authorized, issued and outstanding, 8.875% Series J Cumulative Redeemable Preferred Stock - Includes 11,500,000 shares authorized, and 11,000,000 issued and outstanding. (3) Includes 1,456,750,000 shares authorized. Includes 750,574,308 shares issued and outstanding at June 30, 2026; 730,290,500 shares issued and outstanding at March 31, 2026; 706,972,452 shares issued and outstanding at December  31, 2025; Includes 681,052,317 shares issued and outstanding at September 30, 2025; and 642,076,127 shares issued and outstanding at June 30, 2025. Page 20 (1) The quarter ended December 31, 2025 excludes, and the quarter ended September 30, 2025 includes, cumulative and undeclared dividends of $3.7 million on the Company's Series J Preferred Stock as of September 30, 2025. Page 24 (1) Non-recourse debt excludes debt issued by securitization vehicles related to structured repurchase transactions. Page 25 (1) Included in Derivative assets in the Company’s Consolidated Statements of Financial Condition. (2) Excludes debt issued by securitization vehicles related to structured repurchase transactions. (3) Economic capital ratio is computed as total equity divided by total economic assets. (4) Interest on initial margin related to interest rate swaps is reported in Other, net in the Company’s Consolidated Statements of Comprehensive Income (Loss). Endnotes (cont'd) 28 Page 12 (1) Includes other, net, general and administrative expenses and income taxes. (2) Includes other, net (excluding non-EAD items), MSR amortization (a component of net gains (losses) on investments and other), general and administrative expenses (excluding transaction related expenses) and income taxes (excluding non-EAD income tax). Page 13 (1) Excludes TBA contracts with a notional value of $7.2 billion. (2) Includes fixed-rate collateralized mortgage obligations with an estimated fair value of $2.3 million. (3) Weighted by current face value. (4) Weighted by current notional value. Page 14 (1) Weighted by estimated fair value. Page 15 (1) Investment characteristics exclude the impact of interest-only securities. (2) Represents the 3 month voluntary prepayment rate. Page 16 (1) Current notional is presented net of receiver swaps. (2) As of June 30, 2026, 2% and 98% of the Company's interest rate swaps were linked to the Federal funds rate and the Secured Overnight Financing Rate, respectively. (3) The weighted average years to maturity of payer interest rate swaps is offset by the weighted average years to maturity of receiver interest rate swaps. As such, the net weighted average years to maturity for each maturity bucket may fall outside of the range listed. (4) Less than 1% of the total repurchase agreements and other secured financing have a remaining maturity over one year. (5) Rates for repurchase agreements and other secured financing are determined by the weighted- average stated interest rates while debt issued by securitization vehicles and participations issued are determined by the weighted-average yield. (6) Determined based on estimated weighted average lives of the underlying debt instruments. Page 17 (1) Interest rate and MBS spread sensitivity are based on results from third party models in conjunction with internally derived inputs, analysis, and adjustments. Models are periodically updated to help better capture market risks and conditions. Such updates are completed by third parties and through the Company's calibration of external models. Any model updates that occur are reflected in the period in which they occur. Actual results could differ materially from these estimates. (2) Scenarios include Residential Investment Securities, residential mortgage loans, MSR and derivative instruments. (3) Net asset value (“NAV”) represents book value of common equity.